Exhibit 10.1

NEITHER THIS PROMISSORY NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW.  NO SALE, TRANSFER, PLEDGE OR ASSIGNMENT OF THIS NOTE OR SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.

$______	November 04, 2008

POWER3 MEDICAL PRODUCTS, INC.

CONVERTIBLE PROMISSORY NOTE

FOR GOOD AND VALUABLE CONSIDERATION RECEIVED, the undersigned, POWER3 MEDICAL PRODUCTS, INC., a New York corporation (“Maker"), hereby unconditionally promises to pay to the order of _________________________________ a resident of _________________ whose address is ______________________ (together with such party's successors and permitted assigns, "Holder"), in lawful money of the United States of America at such place as Holder may direct, the principal amount of _______________________________ ($_______) (the “Principal Amount”) loaned by Holder to Maker under this Convertible Demand Promissory Note (the "Note"), together with accrued interest on the outstanding principal amount at such interest rates and at such times as are specified in this Note.

1.    Definitions.  Capitalized terms used herein but not defined herein shall have the meanings specified in Exhibit A attached hereto.

2.    The Loan.

2.1    Loan.  On the date hereof, Holder has made a loan in the Principal Amount to Maker (the “Loan”) and pursuant to the terms and conditions of this Note.

2.2    Interest.  The Loan made under this Note shall bear interest from the date hereof until paid or otherwise forgiven pursuant to the terms hereof at a rate equal to the lesser of (a) twelve percent (12.0%) per annum until paid, commencing on November 4, 2008, computed on the basis of a 360 day year consisting of 12 months of 30 days each but for the actual number of days outstanding.  All past due principal on this Note will bear interest from maturity (whether at scheduled maturity, upon acceleration of maturity following an Event of Default (as defined below) or otherwise) until paid at the Past Due Rate.

NOTWITHSTANDING the foregoing or any other term in this Note to the contrary, it is the intention of Holder and Maker to conform strictly to any applicable usury laws.  Accordingly, if Holder contracts for, charges, or receives any consideration in connection with this Note which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at Holder's option be applied to the Principal Amount or be refunded to Maker.  In determining whether any interest exceeds the Highest Lawful Rate, such interest shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread in equal parts throughout the term of this Note.

3.    Payments.

3.1    Maturity Date.  Subject to earlier conversion pursuant to Section 4.1, this Note shall mature, and the Amount Outstanding shall be due and payable, on the earlier to occur of (each a "Maturity Date") (i) November 4, 2009 or (ii) the date on which the Loan is accelerated due to an Event of Default pursuant to Section 6.2.  Subject to earlier conversion pursuant to Section 4, all accrued and unpaid interest will be payable in arrears, upon the Maturity Date, when all accrued and unpaid interest will be due and payable.

3.2    Prepayments.  Maker may not prepay this Note in whole or in part without giving Holder ten (10) days prior written notice.

3.3    Payments Generally.  Unless otherwise stated, all monetary amounts expressed under this Note and all payments due under this Note are expressed in and shall be due in U.S. Dollars.  Maker shall make all payments required under this Note not later than 12:00 noon, Houston, Texas time, on any date when due at such location as is specified by Holder in writing in immediately available funds.  Whenever any payment to be made under this Note shall be stated to be due on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day.  If the date for payment of any obligation is not specified in this Note, such obligations shall be payable upon demand.  Any and all payments by or on account of any obligation of Maker under this Note shall be made without deduction for any taxes.

4.    Conversion.

4.1    Optional Conversion.    Holder will have the option, in its sole discretion, at any time prior to the Maturity Date, to convert all or any portion of the Amount Outstanding into shares of the Common Stock, at a conversion price equal to $0.03 per share.

4.2    No Fractional Shares.  No fractional shares of Common Stock will be issued upon conversion of this Note.  In lieu of any fractional Shares to which Holder would otherwise be entitled upon any such purchase, Maker will pay Holder a cash amount equal to such fraction multiplied by the conversion price, subject to adjustment for any stock splits, stock dividends, reverse stock splits, combinations or other adjustments to the Common Stock.

4.3    No Impairment.  Maker will not, by amendment of its certificate of incorporation, bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the purchase rights of Holder hereunder against impairment.

5.    Covenants.

5.1    Company Fundamentals.  Maker shall: (a) pay when due all taxes and governmental charges of every kind upon it or against its income, profits, or property, except to the extent contested in good faith and for which adequate reserves have been established; (b) renew, preserve, maintain, and pay when due all fees related to, and keep in full force and effect, all of its material licenses, patents, permits, and franchises; (c) do all things necessary to preserve its entity existence and its qualifications and rights in all jurisdictions where such qualification is necessary; (d) comply with all applicable laws and regulations; and (e) maintain accurate and complete books and records of its business affairs.

5.2    Matters Requiring Notice.  For so long as there is any Amount Outstanding, Maker will notify Holder immediately, upon acquiring knowledge of (a) the institution or threatened institution of any lawsuit or administrative proceeding which, if adversely determined, might result in a Material Adverse Change or (b) any Event of Default.

5.3    Further Assurances.  Maker will execute such additional instruments as may be requested by Holder in order to carry out the intent of this Note, and to perfect or give further assurances of any of the rights granted or provided for in this Note.

5.4    Use of Proceeds.  Maker shall use the proceeds of the Loans only for working capital and general corporate purposes.

6.    Default and Remedies.

6.1    Events of Default.  The occurrence of any of the following shall constitute an "Event of Default" hereunder:

6.1.1 Maker fails to pay when due any principal, interest, or other amount due under this Note, or otherwise fails to comply with the terms of this Note;

6.1.2 Any representation or warranty made in this Note proves to have been untrue or misleading in any material respect as of the date made;

6.1.3 Maker or any present or future Affiliate, shareholder, or creditor of Maker shall commence any action, suit, or proceeding against or affecting Maker, or involving the validity or enforceability of the Note, at law or in equity, or before any governmental authority, which in the sole judgment of Holder, impairs or would impair the enforceability of the Note or Holder's ability to collect the Obligations when due;

6.1.4 Maker shall be prevented or relieved by any governmental authority from performing or observing any material term, covenant, or condition of the Note;

6.1.5 There shall be or have been a Material Adverse Change; or

6.1.6 There shall be or have been a Bankruptcy Event.

6.2    Acceleration.  If an Event of Default due to a Bankruptcy Event shall have occurred, then, and in any such event, the unpaid Amount Outstanding shall automatically become and be forthwith due and payable in full, without notice of intent to demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by Maker.  If any other Event of Default shall have occurred and be continuing, then, and in any such event, Holder may declare the unpaid Amount Outstanding to be immediately due and payable and thereupon the Amount Outstanding shall be immediately due and payable without notice of intent to demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by Maker.

6.3    Remedies.  During the continuation of an Event of Default, Holder may exercise all of its rights under this Note and all other rights at law or in equity.

7.    Representations and Warranties of Holder.  Holder hereby represents and warrants to Maker that: (i) this Note and the Common Stock issuable upon conversion hereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), (ii) Holder understands that this Note and the Common Stock issuable upon conversion hereof have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by Holder indefinitely, and that Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration, (iii) Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Note and the Common Stock issuable upon conversion hereof and of protecting its interests in connection therewith, (iv) Holder is able to bear the economic risk of the purchase of this Note and the Common Stock issuable upon conversion of this Note, and (v) Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

8.    Miscellaneous.

All notices and other communications made under this Note shall be addressed to the applicable party at the following address:

If to Maker: Power3 Medical Technologies, Inc. 3400 Research Forest Dr., Ste B2-3 The Woodlands, Texas 77381 Attn: Ira L. Goldknopf, President	If to Holder: ________________ ________________ ________________

Notices shall, unless otherwise specified herein, be in writing and may be delivered by hand delivery, United States mail, overnight courier service, or facsimile or e-mail.  Notice by facsimile, hand delivery, or e-mail shall be effective at the close of business on the day actually received, if received during business hours on a Business Day, and otherwise shall be effective at the close of business on the next Business Day; provided that e-mail shall not be considered received until sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail, or other written acknowledgement).  Notice by overnight United States mail or courier shall be effective on the next Business Day after it was sent.  A party may change its addresses by providing notice of same in accordance herewith.

No right, power, or remedy conferred to Holder in this Note or now or hereafter existing at law, in equity, by statute, or otherwise shall be exclusive, and each such right, power, or remedy shall to the fullest extent permitted by law be cumulative and in addition to every other such right, power, or remedy.  No course of dealing and no delay in exercising any right, power, or remedy conferred to Holder shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.  No notice to or demand upon Maker shall entitle Maker to similar notices or demands in the future.

This Note shall be governed by the laws of the State of Texas.  If any provision in this Note is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect.  The provisions of this Note may be waived or amended only in a writing signed by the party against whom enforcement of the waiver or amendment is sought.  This Note shall bind and inure to the benefit of Maker and Holder and their respective successors and permitted assigns.  Neither party may assign its rights or delegate its duties under this Note without the prior written consent of the other party, except that Holder may assign its rights and delegate its duties under this Note to an Affiliate without the consent of Maker.  Time is of the essence of this Agreement.

HOLDER HEREBY ACKNOWLEDGES AND CERTIFIES TO MAKER THAT (A) HOLDER HAS BEEN ADVISED BY MAKER TO SEEK THE ADVICE OF AN ATTORNEY AND AN ACCOUNTANT IN CONNECTION WITH THIS NOTE AND (B) HOLDER HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY AND ACCOUNTANT OF HOLDER'S CHOICE IN CONNECTION WITH THIS NOTE (INCLUDING THE RIGHTS GRANTED HEREIN).

THIS NOTE EMBODIES THE FINAL, ENTIRE AGREEMENT BETWEEN HOLDER AND MAKER AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF HOLDER AND MAKER.

* * * * *

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

IN WITNESS WHEREOF, Maker has duly executed this Convertible Promissory Note as of the date first above written.

POWER3 MEDICAL TECHNOLOGIES, INC.

By: __________________________
Ira L. Goldknopf, President

ACCEPTED BY:

By: _____________________________
Name: _________________

EXHIBIT A

DEFINITIONS

"Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, including, without limitation, an investment fund that is managed or sponsored by the Person in question.

"Aggregate Accrued Interest" means the aggregate of any and all accrued and unpaid interest under this Note.

"Amount Outstanding" means the sum of the Principal Amount and the Aggregate Accrued Interest.

"Bankruptcy Event" means (a) any petition or other request for relief seeking an arrangement, receivership, reorganization, liquidation, or similar relief under bankruptcy or other laws for the relief of debtors that shall have been filed against Maker or any of its properties, without Maker's consent, and such request for relief (i) remains in effect for 30 or more days, whether or not consecutive, or (ii) is approved by a final nonappealable order or (b) Maker consents to or files any a petition or other request for relief of the type described in clause (a) above seeking relief from creditors, makes any assignment for the benefit of creditors or other arrangement with creditors, or admits in writing its inability to pay its debts as they become due.

"Business Day" means a day other than a Saturday, Sunday, or any other day on which commercial banks in Houston, Texas, are authorized or required by law to remain closed.

"Control" and "Controlled" mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, which includes customary powers of a manager of any limited liability company or any general partner of any limited partnership or any board of directors of any corporation.

"Highest Lawful Rate" means the maximum lawful interest rate that may be contracted for, charged, or received under the laws applicable to this Note which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum lawful interest rate.

"Material Adverse Change" means (a) any material adverse change in the assets, liabilities, financial condition, business, or affairs of Maker after the date hereof or (b) a material adverse effect on Maker's ability to perform the Obligations.

“Common Stock” means the Common Stock, $0.001 par value, of Maker.

"Obligations" means all loans to, and debts, liabilities, obligations, covenants, and duties of, Maker to Holder or its Affiliates arising under this Note, including interest and fees that accrue after the commencement by or against Maker or any Affiliate thereof of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

A-1

"Past Due Rate" means a rate per annum equal to the lesser of (a) 18% and (b) the Highest Lawful Rate.

"Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority, or other entity.

A-2